Commitments and Contingencies (Details) - shares	3 Months Ended	8 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Commitments and Contingencies (Details) [Line Items]
Underwriting agreement, description	The underwriters were paid a cash underwriting discount of $0.20 per unit, or $6.9 million in the aggregate, paid upon the closing of the Initial Public Offering. In addition, $0.35 per unit, or approximately $12.1 million in the aggregate, will be payable to the underwriters for deferred underwriting commissions.	The underwriters were paid a cash underwriting discount of $0.20 per unit, or $6.9 million in the aggregate, paid upon the closing of the Initial Public Offering. In addition, $0.35 per unit, or approximately $12.1 million in the aggregate, will be payable to the underwriters for deferred underwriting commissions.
Over-Allotment Option [Member]
Commitments and Contingencies (Details) [Line Items]
Purchase of additional units	4,500,000	4,500,000